UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21496

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

(b)

Macquarie/First Trust
Global Infrastructure/Utilities
Dividend & Income Fund (MFD)
Annual Report
For the Year Ended
November 30, 2021

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Report
November 30, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Delaware Investments Fund Advisers (“DIFA” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and DIFA are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.
DIFA and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of DIFA or the Fund.

Shareholder Letter
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Letter from the Chairman and CEO
November 30, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended November 30, 2021.
Inflation is not going away anytime soon. Federal Reserve (the “Fed”) Chairman Jerome Powell has changed his expectations on inflation from characterizing it as transitory to it being more persistent in nature. In the hopes of keeping inflation from becoming entrenched, the Fed announced it will expedite the tapering of its monthly bond buying program as of December 2021. This program has been successful at pushing down intermediate and longer maturity bond yields and keeping them artificially low to help stimulate economic activity. The Fed will reduce its purchases of Treasuries and mortgage-backed securities by $30 billion per month, up from the original target of $15 billion per month set in November 2021. At that pace, it should be done buying bonds in the open market by the end of March 2022. The Fed also foresees hiking short-term interest rates three times in 2022. The Federal Funds target rate (upper bound) is currently at 0.25%. The trailing 12-month Consumer Price Index (“CPI”) rate stood at 6.8% in November 2021, according to the U.S. Bureau of Labor Statistics. That is up significantly from 1.4% in December 2020 and well above its 2.3% average rate over the past 30 years.
The U.S. has not experienced this type of inflationary pressure, as measured by the CPI, since the early 1980s. Industry pundits, including First Trust Portfolios L.P., have been talking about how artificially low bond yields have been for at least the past decade. Until 2021, bond investors could rationalize accepting less return on their bonds because inflation was also artificially low, but that is no longer the case. As of mid-December 2021, the yield on the benchmark 10-Year Treasury Note (“T-Note”) was fluctuating between 1.40% to 1.50%. That puts the current real rate of return (bond yield minus inflation rate) on the 10-Year T-Note at around -5.3%, according to data from Bloomberg. Suffice it to say, that is not an attractive investment. From November 30, 1971 through November 30, 2021, a period which captures the last 50 years, the average real rate of return on the 10-Year T-Note was 2.2%. Something has got to give, and if inflation remains elevated, then bond yields are likely going higher, in my opinion.
For the record, we have seen bond yields attempt to normalize on a couple of occasions over the past decade. In both 2013 and 2018, the yield on the 10-Year T-Note peaked at 3.03% and 3.24%, respectively, but was not able to hold the 3.00% mark for long. Over the past decade, the Fed has expanded its balance sheet of assets from $2.90 trillion to $8.76 trillion. The Fed’s quantitative easing (bond buying) has everything to do with why bond yields have been so depressed for so long, and it is time to let investors and the markets determine where yields and prices should trade. Let the fundamentals drive the process. The low interest rate climate has been a boon for equity investors. Corporate earnings have been strong even in the face of the coronavirus pandemic. If bond yields trend higher in the months ahead, investors should anticipate higher levels of volatility in both the stock and bond markets. Considering the guidance that we have been given by the Fed, I believe that investors should use this time to assess their holdings and adjust accordingly, if necessary, to the new higher-rate climate that is likely heading our way.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
“AT A GLANCE”
As of November 30, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	MFD
Common Share Price	$9.65
Common Share Net Asset Value (“NAV”)	$10.14
Premium (Discount) to NAV	(4.83)%
Net Assets Applicable to Common Shares	$86,658,769
Current Quarterly Distribution per Common Share(1)	$0.2000
Current Annualized Distribution per Common Share	$0.8000
Current Distribution Rate on Common Share Price(2)	8.29%
Current Distribution Rate on NAV(2)	7.89%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 11/30/21	5 Years Ended 11/30/21	10 Years Ended 11/30/21	Inception (3/25/04) to 11/30/21
Fund Performance(3)
NAV	15.96%	5.22%	5.49%	6.59%
Market Value	27.71%	7.01%	5.73%	6.01%
Index Performance
S&P 500® Utilities Total Return Index	8.08%	10.79%	10.40%	9.89%

Industry Classification	% of Total Investments
Electric Utilities	27.8%
Oil, Gas & Consumable Fuels	21.5
Water Utilities	13.3
Multi-Utilities	10.5
Gas Utilities	4.0
Media	3.3
Road & Rail	3.0
Independent Power & Renewable Electricity Producers	2.1
Transportation Infrastructure	2.0
Building Products	2.0
Airlines	1.9
Diversified Telecommunication Services	1.5
Commercial Services & Supplies	1.4
Health Care Providers & Services	1.4
Wireless Telecommunication Services	1.2
Chemicals	0.8
Specialty Retail	0.8
Containers & Packaging	0.6
Construction & Engineering	0.4
Aerospace & Defense	0.3
Food & Staples Retailing	0.2
Total	100.0%

Top 10 Issuers	% of Total Investments
National Grid PLC	6.5%
Severn Trent PLC	6.5
Enbridge, Inc.	4.9
Spark Infrastructure Group	4.7
CLP Holdings, Ltd.	4.6
Enterprise Products Partners, L.P.	4.4
Terna Rete Elettrica Nazionale S.p.A	4.2
TC Energy Corp.	4.2
Eversource Energy	4.1
Pennon Group PLC	3.8
Total	47.9%

Country Allocation	% of Total Investments
United States	43.1%
United Kingdom	19.7
Canada	14.1
Australia	9.0
Italy	6.8
Hong Kong	4.6
Japan	2.1
Luxembourg	0.4
Ireland	0.2
Total	100.0%
(1)	Most recent distribution paid or declared through November 30, 2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of November 30, 2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Report
November 30, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Delaware Investments Fund Advisers (“DIFA”) is the sub-advisor of the Fund. DIFA is a wholly owned subsidiary of Macquarie Investment Management Business Trust, and is a wholly owned, indirect subsidiary of Macquarie Group Limited (“Macquarie”).
The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Macquarie Global Listed Infrastructure team within DIFA. The Macquarie Global Listed Infrastructure team managed approximately $2 billion of assets as of November 30, 2021, which includes the Fund. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team within DIFA. The Macquarie High Yield Fixed Income team managed over $1 billion of assets as of November 30, 2021, with an emphasis on Senior Loans.
Portfolio Management Team
Anthony Felton, CFA
Portfolio Manager, MFD Core Component
Portfolio Manager, DIFA
Adam H. Brown, CFA
Portfolio Manager, MFD Senior Loan Component
Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager, DIFA
Commentary
Investment Objective
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields.
A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.
There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
Risk assets continued their strong performance for majority of the 12-month period ended November 30, 2021, engendered by continued dissemination of the coronavirus (“COVID-19”) vaccines as well as continued monetary stimulus around the world. Economic activity has been robust as societies embrace the protections afforded by vaccines, even if there have been periodic flare-ups of COVID-19 outbreaks and, in some cases, renewed lockdowns. While headline inflation has risen in multiple areas, central banks remained broadly supportive of economic activity, although more market participants are now questioning when rates will begin to rise to prevent inflationary expectations from getting too high.
Long-bond yields have shown increased volatility as market expectations have swung between concerns over current inflationary pressures, the desire of central banks to continue to support economic activity, and uncertainty if inflationary pressures will be transitory.
The end of the period, of course, saw a sharp correction as news was dominated by rising COVID-19 hospitalizations in parts of Europe and concerns about the new Omicron variant. Having started the month of November well, developed market equities ended the month down -2.2%, while government bonds rallied.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Report
November 30, 2021 (Unaudited)
Among the major western economies, the sharp rise in COVID-19 hospitalizations has so far been limited to parts of Northern Europe. Austria, Belgium, Germany, the Netherlands, Switzerland, and Ireland have all seen ICU admissions rising sharply. In contrast, hospitalizations in the United Kingdom (“U.K.”), the U.S., France, Italy, and Spain have not been rising at an alarming rate. So far, nobody knows whether the mutations in the Omicron variant will significantly reduce the effectiveness of existing vaccines in preventing hospitalizations. This is clearly the key issue to monitor over the coming weeks and months. Even in the worst-case scenario that vaccine efficacy is significantly reduced, drug companies seem confident that they could produce new vaccines within about three months.
Performance Analysis
		Average Annual Total Returns
	1 Year Ended 11/30/21	5 Years Ended 11/30/21	10 Years Ended 11/30/21	Inception (3/25/04) to 11/30/21
Fund Performance[1]
NAV	15.96%	5.22%	5.49%	6.59%
Market Value	27.71%	7.01%	5.73%	6.01%
Index Performance
S&P 500® Utilities Total Return Index	8.08%	10.79%	10.40%	9.89%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance Analysis – Core Component
As shown in the performance table, the Fund’s net asset value (“NAV”) total return1 for the period was 15.96% outperforming the 8.08% return of the S&P 500® Utilities Total Return Index (the “Index”). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies, and senior secured loans, we believe that this Index offers some frame of reference.
The major positive contributors to the Fund’s performance were Energy Infrastructure and Water stocks. Toll Road stocks negatively impacted the Fund’s performance.
Let’s look at these factors in further detail.

[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Report
November 30, 2021 (Unaudited)
Energy Infrastructure
The Energy Infrastructure sector saw a strong rebound in 2021. Positions in TC Energy Corp., Enbridge, Inc., Enterprise Product Partners, L.P., Kinder Morgan, Inc. and Magellan Midstream Partners, L.P. all positively contributed to performance. TC Energy Corp. rose during the 12-month period ended November 30, 2021 amidst an improving natural gas market backdrop. In addition, the market was encouraged by the news of the company’s joint development agreement with Nikola to identify and co-develop large-scale clean hydrogen hubs.
Water
Stock selection in the Water sector was another positive contributor to performance driven by the portfolio’s positions in U.K.-based water utility operators Severn Trent PLC and United Utilities Group PLC. Severn Trent PLC, a regulated U.K. water utility, reported full year results in late May 2021. The company is performing well in terms of its operating and financing efficiency targets for the first year of the five-year regulatory agreement through 2025. In July, the U.K. Water Services Regulation Authority, or OFWAT, also handed down the final determination regarding additional capital investment the sector may undertake in the current regulatory period. The listed U.K. water companies will be able to spend an additional 793 million Pounds to fund the “green economic recovery.” Severn Trent accounts for the bulk or 566 million Pounds of that investment. Investments will be made in the areas of river quality, flood resilience, storm overflows, decarbonizing and fixing of pipes.
Toll Roads
Stock selection in the Toll Roads sector detracted from performance, driven primarily by the portfolio’s position in Vinci, the Italian toll road company. Vinci underperformed slightly over the period despite good performance in its French toll road business and surprising resilience in its contracting operations. For the toll roads, French toll road traffic quickly recovered from the travel restrictions in place earlier the period and are close to 2019 levels. Meanwhile, the earnings in the contracting division have been rather stable over the last year, which is surprising given the cyclicality of the business. With the results from the first half of 2021, management upgraded its guidance for the division and now expects contracting results to exceed the 2019 levels, versus prior guidance of slightly below 2019 levels.
Portfolio Composition – Core Component
At the end of the 12-month period ended November 30, 2021, the Fund’s Core Component was well diversified across 22 positions in global infrastructure stocks, representing 7 countries and 8 sectors. During the period, the main increases in the Fund’s weightings were in the Electric Utility and Water sectors, while the largest decline in sector weightings was in the Energy Infrastructure sector. Sector changes were driven principally by bottom-up stock selection.
Performance Relative to the Index
The Index is a broad barometer of the performance of utility stocks only (but does not include a broad range of infrastructure sectors) in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.
Leverage
One of the factors impacting the return of the Fund relative to the Index was the Fund’s use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on net asset value and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.
Distributions
During the 12-month period ended November 30, 2021, the Fund announced four regularly scheduled quarterly distributions totaling $0.80 per share. In accordance with the Fund’s level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.
The Fund has a practice of seeking to maintain a relatively stable quarterly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Report
November 30, 2021 (Unaudited)
helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The quarterly distribution rate began the period at $0.20 per share and ended at $0.20 per share. Based on the $0.20 per share quarterly distribution, the annualized distribution rate at November 30, 2021 was 7.89% at NAV and 8.29% at market price. For the 12-month period ended November 30, 2021, 82.89% of the distributions were characterized as ordinary income and 17.11% of the distributions were characterized as return of capital. The final determinations of the source and tax status of all 2021 distributions will be made after the end of 2021 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
As a base case, the world markets continue to expect growth and for inflation to remain above the target of the central banks during 2022. While monetary policy is generally anticipated to become marginally less favorable in 2022, the belief is that the normalization process will be gradual and that fiscal policies will remain accommodative. There are of course risks to this outlook, particularly the resurgence of COVID-19 and the potential effect of the new variant if, in the worst-case scenario, it is shown to evade the existing vaccines. It was this risk that dominated markets in November 2021 despite otherwise strong economic data. We should know by the end of the year whether COVID-19, and particularly the Omicron variant, will materially disrupt what would otherwise be a positive economic outlook. Another risk the market remains relatively unconcerned by, is around a supply response in global energy markets that could cause future energy commodity prices to moderate.
With this backdrop, the portfolio is relatively defensively positioned in certain areas and also has sought exposure in names that, in our opinion, have not fully priced in their future outlook. As such, we have reduced our exposure to Energy Infrastructure meaningfully over the period as stock price upsides do not seem sufficient in light of potential risks, and we have also reduced our exposure to U.K. water names as they had risen sharply and provided a less attractive risk/reward profile. On the other hand, we increased our exposure to the Electric Utility and Toll Road sectors, in both cases driven by names that have inflation linkage in their underlying business models. To the extent that higher inflation persists, these companies should benefit more than companies that do not have such revenue linkage.
Over the medium to long term, we continue to see long term positive structural thematic within the listed Infrastructure space.
New Clean Technology - We continue to observe considerable research efforts globally towards carbon elimination from our economies. Hydrogen has re-emerged as a leading contender to help reduce carbon emissions, especially from energy intensive applications such as transport and heavy industry. A technically feasible, although currently expensive process, involves the use of renewable power such as wind or solar to produce hydrogen through electrolyzers, which could be transported through repurposed gas transmission networks or ships to end users. When burnt or passed through a fuel cell, hydrogen generates water as a by-product. The infrastructure sector may be a key beneficiary of a transition towards hydrogen over the next two decades or more. Existing gas infrastructure can be, in some cases, repurposed to transport up to 100% hydrogen. Demand for electricity for hydrogen production may see an increase in renewables, as well as networks to transport the hydrogen. Infrastructure owners and operators with experience in natural gas liquefaction may benefit from a transition towards hydrogen liquefaction.
Infrastructure Spending as Stimulus – The recession caused by COVID-19 has required extraordinary fiscal and monetary stimulus. Certain governments around the world, particularly in Europe, have seen the opportunity to invest further in economies through “green investment” as a means to support jobs, reduce the carbon intensity of communities, and deliver economic growth. These programs are speeding up the trends that have been underway for some time. For example, the European Union has committed to spending 750 billion Euros on the “Green Deal” that aims to stimulate green investments. We believe listed infrastructure companies stand to benefit from increased regulated capital expenditure in electricity networks and renewable power generation.
It is our belief that the current environment requires a thoughtful active management approach. A continuous assessment of the opportunity set across our global research platform offers the potential to take advantage of market dislocations and achieve what we view as attractive risk-adjusted returns for our clients.
The infrastructure assets owned and operated by the diversified range of infrastructure companies within the Fund’s portfolio continue to perform well. Fund positioning also continues to exhibit a diversity of exposures across different geographies and sectors. We continue to target what we regard as well positioned infrastructure assets since we believe quality and defensive assets underpinned by long-term, stable cash flows will remain attractive to investors around the world.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Annual Report
November 30, 2021 (Unaudited)
Performance Analysis – Senior Loan Component
The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P/ LSTA Leveraged Loan Index (“LSTA Index”). The average rating in the Senior Loan Component is Ba3/BB- versus the average LSTA Index loan rating between B+ and BB-.
The LSTA Index returned 5.9% in the 12-month period ended November 30, 2021 as the U.S. recovery from the COVID-19 pandemic continued to drive capital markets. The lowest rated loans outperformed during the period, with BB-rated loans generating a total return of 3.7% versus 6.0% for single B-rated loans and 13.9% for CCC-rated loans.
The use of leverage within the Fund was accretive to performance during the period as the Senior Loan component returned 4.7%. Some of the Fund’s more cyclical holdings, such as United Airlines and energy issuer Crestwood Holding, outperformed during the same period. Likewise, the Fund’s more defensive issuers, such as utility operators Calpine Corp. and Hamilton Projects, detracted from performance during the period.
Loan market technicals were positive during the period, as approximately $45 billion of retail inflows combined with $188 billion of collateralized loan obligations issuance.
Fundamentals continued to improve, as the second quarter of 2021 produced 21% Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) growth for the public filers in the LSTA Index. That strong gain followed a 16% year-over-year jump in first-quarter EBITDA and represents the strongest growth rate since the third quarter of 2010. Additionally, the LSTA Index default rate finished the 12-month period ended November 30, 2021, at 0.3%, which is well below the historical average default rate of 3.0%.
Market and Fund Outlook
We believe fundamentals should generally continue to improve, but credit selection may be critical to navigating an environment in which there will be winners and losers. Default rates are expected to be in the 1-2% range over the next 12 months, and we are positioning accordingly. We believe the most attractive opportunities are in the single B-rated quality sector, with a preference for more economically defensive industries. However, we also have been adding exposure to selective cyclical companies that we believe may benefit from a vaccine-driven reopening of the economy. We believe this approach to positioning can allow an investor to carry a competitive yield while also somewhat protecting against fundamental volatility from the changing economic environment.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments
November 30, 2021
Shares	Description	Value
COMMON STOCKS (a) – 91.5%
	Australia – 12.5%
1,999,660	AusNet Services Ltd. (b) (c)	$3,611,651
2,790,299	Spark Infrastructure Group (b) (c)	5,681,797
156,912	Transurban Group (b) (c)	1,514,678
		10,808,126
	Canada – 18.5%
156,167	Enbridge, Inc. (c)	5,859,395
141,150	Hydro One Ltd. (c) (d) (e)	3,450,714
56,113	Pembina Pipeline Corp. (c)	1,660,395
107,051	TC Energy Corp. (c)	5,021,328
		15,991,832
	Hong Kong – 6.3%
561,000	CLP Holdings, Ltd. (b) (c)	5,496,045
	Italy – 9.5%
220,601	Enav S.p.A. (b) (c) (d) (e) (f)	915,919
395,661	Snam S.p.A. (b) (c)	2,229,676
678,959	Terna-Rete Elettrica Nazionale S.p.A. (b) (c)	5,048,989
		8,194,584
	Japan – 2.9%
59,300	West Japan Railway Co. (b) (c)	2,555,401
	United Kingdom – 27.4%
586,359	National Grid PLC (b) (c)	7,780,433
283,380	Pennon Group PLC (b) (c)	4,596,749
203,045	Severn Trent PLC (b) (c)	7,779,697
252,517	United Utilities Group PLC (b) (c)	3,626,872
		23,783,751
	United States – 14.4%
59,368	Eversource Energy (c)	4,884,205
193,082	Kinder Morgan, Inc. (c)	2,985,048
26,973	Sempra Energy (c)	3,233,253
10,982	Sempra Energy (MXN) (b) (c)	1,361,635
		12,464,141
	Total Common Stocks	79,293,880
	(Cost $74,527,075)
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) – 9.2%
	United States – 9.2%
248,651	Enterprise Products Partners, L.P. (c)	5,318,645
56,713	Magellan Midstream Partners, L.P. (c)	2,630,349
	Total Master Limited Partnerships	7,948,994
	(Cost $6,595,599)

Principal Value	Description	Rate (g)	Stated Maturity (h)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 38.4%
	Canada – 1.1%
$1,000,000	Air Canada, Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.25%	08/11/28	992,080
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
November 30, 2021
Principal Value	Description	Rate (g)	Stated Maturity (h)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Ireland – 0.4%
$300,000	Setanta Aircraft Leasing DAC, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	2.14%	11/02/28	$299,376
	Luxembourg – 0.6%
492,500	Connect Finco SARL, Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	12/11/26	490,805
	United States – 36.3%
324,188	Artera Services LLC, First Lien Tranche B Term Loan, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	03/06/25	312,235
1,232,130	Astoria Energy LLC, Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	12/10/27	1,227,855
249,375	BW Gas & Convenience Holdings LLC, Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor	4.00%	03/31/28	247,816
714,433	Calpine Construction Finance Co., L.P., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	2.09%	01/15/25	705,324
1,167,168	Calpine Corp., Term Loan B5, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.59%	12/16/27	1,155,916
682,275	Calpine Corp., Term Loan B9, 1 Mo. LIBOR + 2.00%, 0.00% Floor	2.09%	04/05/26	671,093
246,851	Charter Communications Operating LLC, Term Loan B2, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.85%	02/01/27	243,721
928,206	Consolidated Communications, Inc., Term Loan B1, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.25%	10/02/27	923,175
713,940	Core & Main L.P., Term Loan B-1 Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.59%	07/27/28	706,500
930,314	Covanta Holding Corp., Term Loan B, 1 Mo. LIBOR + 2.50%, 0.50% Floor	3.00%	11/17/28	927,700
69,686	Covanta Holding Corp., Term Loan C, 1 Mo. LIBOR + 2.50%, 0.50% Floor	3.00%	11/17/28	69,491
1,352,773	CSC Holdings LLC, 2017 Refinancing Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	2.34%	07/17/25	1,325,082
639,937	Cumulus Media New Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	03/31/26	637,141
1,199,545	EFS Cogen Holdings I LLC, Term Loan B Advance, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	10/01/27	1,188,617
1,467,625	Frontier Communications Holdings LLC, Term Loan B-Exit, 1 Mo. LIBOR + 3.75%, 0.75% Floor	4.50%	10/08/27	1,464,323
991,820	Genesee & Wyoming, Inc., Initial Term Loan, 1 Mo. LIBOR + 2.00%, 0.00% Floor	2.13%	12/30/26	982,150
744,375	Global Medical Response, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor	5.25%	10/02/25	738,792
500,000	Gray Television, Inc., Term Loan D, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.09%	12/01/28	496,665
400,000	Hamilton Projects Acquiror LLC, Term Loan B, 1 Mo. LIBOR + 4.50%, 0.75% Floor	5.25%	06/17/27	398,500
1,481,250	Hamilton Projects Acquiror LLC, Term Loan B, 1 Mo. LIBOR + 4.75%, 1.00% Floor	5.75%	06/17/27	1,475,695
892,763	HCA Inc., Tranche B Term Loan B14, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.84%	06/30/28	895,271
249,375	Madison IAQ LLC, Initial Term Loan, 1 Mo. LIBOR + 3.25%, 0.50% Floor	3.75%	06/21/28	247,053
1,250,000	Mileage Plus Holdings LLC, Term Loan B, 1 Mo. LIBOR + 5.25%, 1.00% Floor	6.25%	06/21/27	1,302,350

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
November 30, 2021
Principal Value	Description	Rate (g)	Stated Maturity (h)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States (Continued)
$500,000	Olympus Water US Holding Corp., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.50% Floor	4.25%	11/09/28	$495,375
2,192,982	Parkway Generation LLC, Term Loan B, 1 Mo. LIBOR + 4.75%, 0.75% Floor	5.50%	11/05/28	2,169,693
307,018	Parkway Generation LLC, Term Loan C, 1 Mo. LIBOR + 4.75%, 0.75% Floor	5.50%	11/05/28	303,180
2,257,000	PG&E Corp., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.50% Floor	3.50%	06/23/25	2,228,088
1,000,000	Pilot Travel Centers LLC, Initial Tranche B Term Loan, 1 Mo. LIBOR + 2.00%, 0.00% Floor	2.09%	08/04/28	990,180
750,000	Pretium PKG Holdings, Inc., Term Loan First Lien Initial Term Loan, 1 Mo. LIBOR + 4.00%, 0.50% Floor	4.50%	10/01/28	746,918
748,125	Sinclair Television Group, Inc., Term Loan B3, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.09%	04/01/28	730,978
1,500,000	Standard Industries Inc./NJ, Term Loan B, 1 Mo. LIBOR + 2.50%, 0.50% Floor	3.00%	09/22/28	1,494,915
648,375	Tecta America Corp., Initial Term Loan, 1 Mo. LIBOR + 4.25%, 0.75% Floor	5.00%	04/10/28	646,352
350,000	Telenet Financing USD LLC, Term Loan AR, 6 Mo. LIBOR + 2.00%, 0.00% Floor	2.11%	04/28/28	343,000
589,545	Terrier Media Buyer, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.59%	12/17/26	582,028
500,000	USIC Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.25%	05/14/28	497,345
1,420,980	Vistra Operations Co., LLC, 2018 Incremental Term Loans, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.84%	12/31/25	1,404,880
500,000	WR Grace Holdings LLC, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.50% Floor	4.25%	09/22/28	498,540
				31,473,937
	Total Senior Floating-Rate Loan Interests			33,256,198
	(Cost $33,254,379)

Total Investments – 139.1%	120,499,072
(Cost $114,377,053) (i)
Outstanding Loan – (38.4)%	(33,250,000)
Net Other Assets and Liabilities – (0.7)%	(590,303)
Net Assets – 100.0%	$86,658,769

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At November 30, 2021, securities noted as such are valued at $52,199,542 or 60.2% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	All or a portion of this security serves as collateral on the outstanding loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Non-income producing security.
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
November 30, 2021
(g)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(h)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(i)	Aggregate cost for federal income tax purposes was $114,983,870. As of November 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $13,091,961 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,576,759. The net unrealized appreciation was $5,515,202.

LIBOR	London Interbank Offered Rate
MXN	Mexican Peso

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Canada	$ 15,991,832	$ 15,991,832	$ —	$ —
United States	12,464,141	11,102,506	1,361,635	—
Other Country Categories*	50,837,907	—	50,837,907	—
Master Limited Partnerships*	7,948,994	7,948,994	—	—
Senior Floating-Rate Loan Interests*	33,256,198	—	33,256,198	—
Total Investments	$ 120,499,072	$ 35,043,332	$ 85,455,740	$—

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Assets and Liabilities
November 30, 2021
ASSETS:
Investments, at value (Cost $114,377,053)	$ 120,499,072
Cash	2,091,813
Foreign currency (Cost $35)	34
Receivables:
Investment securities sold	3,510,916
Dividends	438,103
Dividend reclaims	140,749
Interest	130,126
Other assets	246
Prepaid expenses	3,211
Total Assets	126,814,270
LIABILITIES:
Outstanding loan	33,250,000
Payables:
Investment securities purchased	4,471,250
Distributions	1,709,488
Investment advisory fees (includes Sub-Advisory fees of $184,350)	307,250
Withholding tax	269,651
Audit and tax fees	79,332
Interest and fees on loan	32,145
Shareholder reporting fees	13,640
Administrative fees	11,147
Legal fees	2,877
Transfer agent fees	2,783
Custodian fees	2,675
Trustees’ fees and expenses	2,492
Financial reporting fees	771
Total Liabilities	40,155,501
NET ASSETS	$86,658,769
NET ASSETS consist of:
Paid-in capital	$ 134,260,178
Par value	85,474
Accumulated distributable earnings (loss)	(47,686,883)
NET ASSETS	$86,658,769
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$10.14
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	8,547,442
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Operations
For the Year Ended November 30, 2021
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $485,916)	$ 6,705,982
Interest	1,111,561
Other	76,102
Total investment income	7,893,645
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $710,729)	1,184,548
Interest and fees on loan	373,579
Administrative fees	105,808
Audit and tax fees	75,763
Shareholder reporting fees	43,536
Transfer agent fees	33,034
Listing expense	23,279
Trustees’ fees and expenses	15,125
Financial reporting fees	9,250
Legal fees	7,935
Custodian fees	(15,574)
Other	14,923
Total expenses	1,871,206
NET INVESTMENT INCOME (LOSS)	6,022,439
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,163,604
Foreign currency transactions	(114,751)
Net realized gain (loss)	2,048,853
Net change in unrealized appreciation (depreciation) on:
Investments	4,330,320
Foreign currency translation	(7,209)
Net change in unrealized appreciation (depreciation)	4,323,111
NET REALIZED AND UNREALIZED GAIN (LOSS)	6,371,964
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 12,394,403

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statements of Changes in Net Assets
	Year Ended 11/30/2021	Year Ended 11/30/2020
OPERATIONS:
Net investment income (loss)	$ 6,022,439	$ 6,620,529
Net realized gain (loss)	2,048,853	(7,446,557)
Net change in unrealized appreciation (depreciation)	4,323,111	(5,492,565)
Net increase (decrease) in net assets resulting from operations	12,394,403	(6,318,593)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(5,668,091)	(7,265,326)
Return of capital	(1,169,863)	—
Total distributions to shareholders	(6,837,954)	(7,265,326)
Total increase (decrease) in net assets	5,556,449	(13,583,919)
NET ASSETS:
Beginning of period	81,102,320	94,686,239
End of period	$ 86,658,769	$ 81,102,320
COMMON SHARES:
Common Shares at end of period	8,547,442	8,547,442
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Cash Flows
For the Year Ended November 30, 2021
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$12,394,403
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(113,680,125)
Sales, maturities and paydown of investments	98,699,533
Return of capital received from investment in MLPs	812,039
Net amortization/accretion of premiums/discounts on investments	(40,226)
Net realized gain/loss on investments	(2,163,604)
Net change in unrealized appreciation/depreciation on investments	(4,330,320)
Changes in assets and liabilities:
Increase in interest receivable	(28,585)
Decrease in dividend reclaims receivable	176,306
Increase in dividends receivable	(144,821)
Increase in other assets	(246)
Increase in prepaid expenses	(290)
Increase in interest and fees payable on loan	1,533
Increase in investment advisory fees payable	43,457
Increase in audit and tax fees payable	7,439
Increase in legal fees payable	500
Decrease in shareholder reporting fees payable	(2,876)
Increase in administrative fees payable	1,485
Decrease in custodian fees payable	(25,812)
Increase in transfer agent fees payable	75
Decrease in trustees’ fees and expenses payable	(105)
Decrease in other liabilities payable	(32)
Increase in withholding tax payable	15,345
Cash used in operating activities		$(8,264,927)
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(5,668,091)
Distributions to Common Shareholders from return of capital	(1,169,863)
Proceeds from borrowing	6,200,000
Cash used in financing activities		(637,954)
Decrease in cash and foreign currency (a)		(8,902,881)
Cash and foreign currency at beginning of period		10,994,728
Cash and foreign currency at end of period		$2,091,847
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$372,046

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of ($7,209).

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 9.49	$ 11.08	$ 10.77	$ 13.34	$ 12.67
Income from investment operations:
Net investment income (loss)	0.70	0.77	0.85	1.10	1.18
Net realized and unrealized gain (loss)	0.75	(1.51)	0.51	(2.47)	0.69
Total from investment operations	1.45	(0.74)	1.36	(1.37)	1.87
Distributions paid to shareholders from:
Net investment income	(0.66)	(0.85)	(0.45)	(0.94)	(1.13)
Return of capital	(0.14)	—	(0.60)	(0.26)	(0.07)
Total distributions paid to Common Shareholders	(0.80)	(0.85)	(1.05)	(1.20)	(1.20)
Common Share repurchases	—	—	—	—	0.00 (a)
Net asset value, end of period	$10.14	$9.49	$11.08	$10.77	$13.34
Market value, end of period	$9.65	$8.20	$10.21	$10.41	$12.84
Total return based on net asset value (b)	15.96%	(5.54)%	13.75%	(10.29)%	15.39%
Total return based on market value (b)	27.71%	(11.42)%	8.44%	(9.91)%	27.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 86,659	$ 81,102	$ 94,686	$ 92,096	$ 113,872
Ratio of total expenses to average net assets	2.13%	2.50%	3.15%	3.04%	2.61%
Ratio of total expenses to average net assets excluding interest expense	1.70%	1.85%	1.80%	1.79%	1.72%
Ratio of net investment income (loss) to average net assets	6.84%	7.85%	7.57%	9.16%	8.66%
Portfolio turnover rate	92%	209%	153%	216%	181%
Indebtedness:
Total loan outstanding (in 000’s)	$ 33,250	$ 27,050	$ 38,100	$ 39,200	$ 42,500
Asset coverage per $1,000 of indebtedness (c)	$ 3,606	$ 3,998	$ 3,485	$ 3,349	$ 3,679

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021
1. Organization
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “MFD” on the New York Stock Exchange (“NYSE”).
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021
appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund’s Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.
The Senior Floating-Rate Loan interests (“Senior Loans”)(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower;
5)	the credit quality and cash flow of the borrower, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
11)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s competitive position within the industry;
13)	the borrower’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021
For the fiscal year ended November 30, 2021, distributions of $812,039 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2021, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund did not have any unfunded loan commitments as of November 30, 2021.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund’s taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2021, primarily as a result of differing book and tax treatment of realization of foreign currency gains (losses) and the sale of MLP investments, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $402,029, an increase in accumulated net realized gain (loss) of $403,753, and a decrease to paid-in capital of $1,724. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended November 30, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$5,668,091	$5,555,838
Capital gains	—	—
Return of capital	1,169,863	—

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021
As of November 30, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(51,481,105)
Net unrealized appreciation (depreciation)	5,503,710
Total accumulated earnings (losses)	(45,977,395)
Other	(1,709,488)
Paid-in capital	134,345,652
Total net assets	$86,658,769
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2021, the Fund had $51,481,105 of non-expiring capital loss carryforwards for federal income tax purposes.
During the taxable year ended November 30, 2021, the Fund utilized non-expiring capital loss carryforwards of $1,113,199.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2021, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of November 30, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund’s Total Assets up to and including $250 million and 0.35% of the Fund’s Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Global Listed Infrastructure team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets. If the Fund’s Total Assets are greater than $250 million, DIFA receives an annual portfolio management fee of 0.65% for that portion of the Fund’s Total Assets over

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021
$250 million. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended November 30, 2021, were $113,190,107 and $102,192,535, respectively.
5. Borrowings
The Fund entered into a Committed Facility Agreement (the “BNP Paribas Facility”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Paribas Facility except upon 179 calendar days’ prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $45,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 85 basis points. The Fund only pays a commitment fee of 0.55% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.
For the fiscal year ended November 30, 2021, the daily average amount outstanding under the BNP Paribas Facility was $30,457,123. As of November 30, 2021, the Fund had outstanding borrowings of $33,250,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the year ended November 30, 2021, were 1.01% and 0.92%, respectively, and the weighted average interest rate was 0.95%. The interest rate at November 30, 2021, was 0.94%. The interest and fees are included in “Interest and fees on loan” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Infrastructure and Industry Concentration Risk
Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021
other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), including the portfolio of investments, as of November 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
January 25, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2021, 5.65% qualify for the corporate dividends received deduction available to corporate shareholders.
The Fund hereby designates as qualified dividend income 100% of the ordinary income distributions for the fiscal year ended November 30, 2021.
The Fund meets the requirements of Section 853 of the Internal Revenue Code, and elects to pass through to its shareholders credit for foreign taxes paid. The total per share amount of income received by the Fund from sources within foreign countries and possessions of the United States is $0.88 (representing $7,496,231). The amount of foreign tax paid to such countries is $0.04 per share (representing a total of $346,154) for the year ended November 30, 2021.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 28, 2021, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 4,951,666 and the number of votes withheld was 1,040,955.  The number of votes cast in favor of Mr. Kadlec was 4,913,824 and the number of votes withheld was 1,078,797. James A. Bowen, Niel B. Nielson, Denise M. Keefe, and Robert F. Keith are the other current and continuing Trustees.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreements (the “Sub Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Delaware Investments Fund Advisers (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fee rates payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the Sub-Advisor is paid sub-advisory fees directly by the Fund. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) not all peer funds employ an advisor/sub-advisor management structure; (iii) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis; and (iv) the Fund invests predominately in foreign assets, which typically cost more to custody than domestic assets, and some of the peer funds have limited foreign allocations. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund (advisory fee and sub-advisory fee rates combined), based on average managed assets, was above the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board noted the Advisor’s discussion of the Fund’s performance at the April 26, 2021 meeting. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2020 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered that the Sub-Advisor’s expenses that are incurred in connection with providing services to the Fund are both fixed and variable and that the Sub-Advisor generally does not anticipate significant changes in the expenses relating to providing services to the Fund over the next twelve months. With respect to the Sub-Advisor’s profitability, the Board considered financial information for Macquarie Group Limited, the parent company of the Sub-Advisor. The Board considered that the sub-advisory fee rates were negotiated at arm’s length with the Sub-Advisor, an unaffiliated third party. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including the Sub-Advisor’s statements that the Sub-Advisor’s relationship with the Fund generally may enhance its ability to obtain research services through the allocation of the Fund’s brokerage for that purpose, and that serving as a Sub-Advisor to the Fund may add to the Sub-Advisor’s prestige and visibility in the investment community and consequently may make it more attractive to potential separate account clients. The Board also considered the Sub-Advisor’s soft-dollar arrangements and considered a summary of such arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Investment Objective, Policies, Risks and Effects of Leverage
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended November 30, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objective
The Fund seeks to provide a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital.
Principal Investment Policies
In pursuit of the Fund’s objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund’s common shareholders qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a portfolio of equity, debt, preferred or convertible securities and other instruments issued by U.S. and non-U.S. issuers (“Infrastructure Issuers”) that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets (“Infrastructure Assets”) in a select group of countries (as detailed below).
The Fund consists of two components: (1) the “Core Component” and (2) the “Senior Loan Component”. The Core Component consists primarily of equity securities and securities and instruments with equity characteristics, and other securities and instruments issued by Infrastructure Issuers (collectively, “Core Infrastructure Securities”). The Senior Loan Component consists of senior secured floating-rate U.S. dollar-denominated loans of Infrastructure Issuers (“Infrastructure Senior Loans”) from the funds raised through the Fund’s use of leverage.
As used herein, “Total Assets” generally means the average daily gross asset value of the Fund (including assets attributable to the proceeds of the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings) minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares). For the purposes of determining Total Assets, the liquidation preference of the Preferred Shares is not treated as a liability.
In pursuit of its investment objective, under normal market conditions:
•	The Fund seeks to invest more than 40% of its Total Assets in securities and instruments of non-U.S. Infrastructure Issuers located in Australia, New Zealand, Canada, the United Kingdom, certain European Union member countries, Switzerland, Japan, Hong Kong and Singapore.
•	No more than 60% of the Fund’s Total Assets may be invested in securities and instruments of U.S. Infrastructure Issuers at any time.
•	No more than 7% of the Fund’s Total Assets may be invested in the securities and instruments of any single Infrastructure Issuer at any time.
•	At least 80% of the Fund’s Total Assets are intended to be invested in securities and instruments of Infrastructure Issuers that are expected to provide dividends, interest and other similar income. This investment policy cannot be changed unless the shareholders of the Fund receive at least 60 days’ prior notice of any such change.
•	No more than 30% of the Fund’s Total Assets may be invested in the securities and instruments of non-U.S. Infrastructure Issuers located in any one country at any time.
•	Up to 100% of the Fund’s Total Assets may be comprised of securities and instruments of Infrastructure Issuers that manage, own and/or operate Infrastructure Assets.
•	The Fund may invest up to 15% of its Total Assets in infrastructure securities in countries which are not members of the Organization for Economic Corporation and Development (OECD).
•	As to the Core Component:
    ○ The Fund primarily invests in listed securities and instruments of Infrastructure Issuers, however the Fund may invest up to 25% of the Core Component in unlisted securities and instruments of Infrastructure Issuers.
    ○ The Fund invests more than 50% of the Core Component (and may invest up to 100%) in securities and instruments of non-U.S. Infrastructure Issuers.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
    ○ Within the Core Component, no more than 45% of the Core Infrastructure Securities may, at any time, consist of securities and instruments of U.S. Infrastructure Issuers.
•	As to the Senior Loan Component:
    ○ At least 80%, and up to 100%, of the Senior Loan Component consists of Infrastructure Senior Loans that are rated non-investment grade.
•	The Fund through the issuance of preferred shares, commercial paper or notes and/or borrowings utilizes leverage up to a maximum of 30% of the Fund’s total assets, immediately after such issuance and/or borrowing.
•	The Fund is authorized to enter into forward currency contracts or currency futures contracts to selectively hedge certain currencies for defensive purposes.
The Fund utilizes leverage through the issuance of instruments (each a “Leverage Instrument” and collectively, the “Leverage Instruments”) in an aggregate amount up to 30% of the Fund’s Total Assets immediately after such issuance and/or borrowing. The Fund expects to invest the proceeds derived from any Leverage Instrument offering in Infrastructure Senior Loans or other debt securities consistent with the Fund’s investment objective and policies. Such Infrastructure Senior Loans or other debt securities are anticipated to largely match the interest rate of the Fund’s then outstanding leverage. The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans.
The Fund may deviate from its investment guidelines from time to time as deemed appropriate under prevailing economic and market conditions to achieve its investment objective over the long-term. If any allocation of assets exceeds the applicable investment guideline, the Fund will seek to reduce the allocation as soon as practicable based on the liquidity of its assets and other market factors. The Fund may invest its assets temporarily in other investments and securities of various types pending investment or reinvestment in securities and instruments of Infrastructure Issuers. Pending investment or reinvestment, such temporary investments and securities will not be taken into account for purposes of the Fund’s allocation guidelines. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. Issue senior securities, as defined in the 19040 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;
2. Borrow money, except as permitted by the 1940 Act;
3. Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;
4. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;
5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);
6. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations; or

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
7. Invest 25% or more of its Total Assets in securities and instruments of issuers in any single industry except to the extent the Fund invests in the infrastructure and utilities industry, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes the Fund’s common shares of beneficial interest (“Common Shares”) and preferred shares of beneficial interest (“Preferred Shares”), if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (ii) more than 50% of the Fund’s shares, whichever is less.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Canada Risk. The Fund invests in securities of Canadian issuers and is therefore subject to certain risks specifically associated with investments in the securities of Canadian issuers. The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Changes to the U.S. economy may significantly affect the Canadian economy because the U.S. is Canada’s largest trading partner and foreign investor. These and other factors could have a negative impact on the Fund and its investments in Canada.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, sub-advisor, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Infrastructure and Industry Concentration Risk. Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund was not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
LIBOR Risk. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. ISDA confirmed that this announcement constituted an index cessation event under the IBOR Fallbacks Supplement

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
MLP Risk. As a result of the Fund’s exposure to MLPs, a downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest in the group of industries that are part of the energy sector. Certain risks inherent in investing in MLPs include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. In March 2018, FERC changed its tax allowance policy to no longer permit such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This has had a negative impact on the performance of some energy companies affected by this decision.
Other factors which may reduce the amount of cash an MLP has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents go bankrupt. There may also be an increased risk of loss of portfolio securities.
Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Portfolio Turnover Risk. The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.
Potential Conflicts of Interest Risk. First Trust, DIFA and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and DIFA currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to DIFA) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and DIFA have a financial incentive to leverage the Fund.
Prepayment Risk. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Restricted Securities Risk. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.
Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.
The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests.
United Kingdom Risk. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in issuers located in the United Kingdom may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States, China and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States, China and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. Approximately one year after the United Kingdom officially departed the European Union, the United Kingdom and the European Union reached a trade agreement that became effective on December 31, 2020. Under the terms of the trade deal, there will be no tariffs or quotas on the movement of goods between the United Kingdom and Europe. There can be no assurance that the new trade agreement will improve the instability in global financial markets caused by Brexit. At this time, it is difficult to predict what the longer term ramifications and political, economic, and legal implications will be as a result of Brexit, including the impact on the Fund’s portfolio holdings. The negative impact on not only the United Kingdom and European economies, but the broader global economy, could be

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
Utilities Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.
Effects of Leverage
The aggregate principal amount of borrowings under the BNP Paribas Facility represented 27.73% of the Total Assets as of November 30, 2021. Asset coverage with respect to the borrowings under the BNP Paribas Facility was 360.63% as of November 30, 2021, and the Fund had $11,750,000 of unutilized funds available for borrowing under the BNP Paribas Facility as of that date. The total amount of borrowings that may be outstanding at any one time under the BNP Paribas Facility is $45,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 85 basis points. As of November 30, 2021, the rate was 0.94%. As of November 30, 2021, the Fund had $33,250,000 outstanding under the BNP Paribas Facility. The Fund only pays a commitment fee of 0.55% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount. The total annual interest and fee rate as of November 30, 2021 was 1.14%.
Assuming that the Leverage Instruments will represent approximately 27.73% of the Fund’s Total Assets and pay dividends or interest at an annual combined average rate of 1.14%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 0.32% in order to cover the dividend or interest payments specifically related to the Leverage Instruments. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.
The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes Leverage Instruments representing 27.73% of the Fund’s capital, net of expenses, and the Fund’s currently projected annual Leverage Instrument expense of 1.14%.
Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-14.27%	-7.36%	-0.44%	6.48%	13.40%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its portfolio securities is entirely offset by losses in the value of those portfolio securities.

Board of Trustees and Officers
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	216	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	216	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	216	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	216	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	216	None
(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	216	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
November 30, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Delaware Investments Fund Advisers
100 Independence
610 Market Street
Philadelphia, PA 19106-2354
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $49,000 for the fiscal year ended November 30, 2020 and $49,000 for the fiscal year ended November 30, 2021.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020 and $0 for the fiscal year ended November 30, 2021.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020 and $0 for the fiscal year ended November 30, 2021.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $17,872 for the fiscal year ended November 30, 2020 and $18,071 for the fiscal year ended November 30, 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for the fiscal year ended November 30, 2020 and $0 for the fiscal year ended November 30, 2021.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2020 and $0 for the fiscal year ended November 30, 2021.

All Other Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2020 and $0 for the fiscal year ended November 30, 2021.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended November 30, 2020 were $17,872 for the registrant and $23,200 for the registrant’s investment advisor, and for the fiscal year ended November 30, 2021 were $18,071 for the registrant and $16,500 for the registrant’s investment advisor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable

Item 5. Audit Committee of Listed registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included below.

First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund

Proxy Voting Guidelines

First Trust Advisors L.P. (“First Trust”) serves as investment adviser providing discretionary investment advisory services for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). Delaware Investments Fund Advisers (“DIFA”) acts as a sub-adviser to the Fund. First Trust has full responsibility for proxy voting and related duties with respect to the Fund. In fulfilling these duties, First Trust and the Fund have adopted the following policies and procedures:

1.       It is First Trust’s policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

2.       First Trust shall be responsible for the oversight of the Fund’s proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

3.       First Trust has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to First Trust on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. First Trust has adopted these ISS Proxy Voting Guidelines.

4.       With respect to proxies received, First Trust shall review the ISS recommendations and forward such recommendations to DIFA for review. First Trust generally will vote the proxies in accordance with ISS recommendations. DIFA may request that First Trust not vote in accordance with the ISS guidelines and First Trust may review and follow such request, unless First Trust determines that it is unable to follow such request. Notwithstanding the foregoing, First Trust may not vote in accordance with the ISS recommendations if First Trust believes that the specific ISS recommendation is not in the best interests of the Fund.

5.       If First Trust manages the assets or pension fund of a company and any of First Trust’s clients hold any securities in that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if First Trust has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, First Trust shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

6.       If the Fund requests First Trust to follow specific voting guidelines or additional guidelines, First Trust shall review the request and follow such guidelines, unless First Trust determines that it is unable to follow such guidelines. In such case, First Trust shall inform the Fund that it is not able to follow the Fund’s request.

7.       First Trust may have clients in addition to the Fund which have provided First Trust with discretionary authority to vote proxies on their behalf. In such cases, First Trust shall follow the same policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of February 3, 2022.

Delaware Investments Fund Advisers (“DIFA”) serves as the registrant’s sub-advisor, a series of Macquarie Investment Management Business Trust.

Name	Title	Length of Service	Business Experience Past 5 Years
Anthony Felton	Fund Co-Portfolio Manager	22 years	Anthony Felton joined Macquarie Group in February 2004 and the MAM Infrastructure Securities team in June 2004. He is a portfolio manager of several funds in the MAM Global Infrastructure Securities Strategy, including MFD for the past 5 years.
Adam H. Brown	Fund Co-Portfolio Manager	23 years	Adam H. Brown is a senior portfolio manager and co-head of the firm’s high yield strategies. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of November 30, 2021

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Anthony Felton	Registered Investment Companies:	4	1,000,000,000	0	$0
	Other Pooled Investment Vehicles:	9	$598,400,000	0	$0
	Other Accounts:	5	$666,000,000	0	$0
Adam H. Brown	Registered Investment Companies:	11	$6,500,000,000	0	$0
	Other Pooled Investment Vehicles:	3	$475,500,000	0	$0
	Other Accounts:	6	$1,100,000,000	0	$0

Potential Conflicts of Interests

MIM has policies and procedures in place that govern the manner in which allocations of trades will be handled should MIM effect purchases or sales of the same security for different clients. These procedures address circumstances in which separate purchase or sale orders for the same security are placed for two or more clients, and additionally when purchase or sale orders for the same security are aggregated. MIM policies detail specific conditions that must be met when aggregating purchase or sale orders for the same security for two or more clients. The Portfolio Manager is responsible for allocating investment opportunities and aggregating orders consistently with the procedures and a periodic, but at least quarterly, review by the Chief Compliance Officer of MIM (or designee) is required.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of November 30, 2021

For Mr. Felton and Mr. Brown:

The portfolio’s manager’s compensation consists of the following: (1) Fixed remuneration in the form of a base salary, (2) Variable (at risk) performance pay in the form of an annual profit share allocation; and (3) long term equity based incentives. Fixed remuneration takes into consideration the role of the individuals and market conditions. Remuneration is reviewed on a yearly basis in March/May and takes effect from 1 July of that year. Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP) to further align employee and shareholder interests as well as enhance Macquarie Group’s ability to attract and retain high caliber talent.

Compensation is not directly based on the pre or post tax performance of the Fund over a certain period. However, performance of the Fund could be part of a number of factors that are taken into account when determining compensation. If the Portfolio Manager’s or the Management Team’s bonus is over a certain amount, a portion of that bonus may be deferred and may be paid out in the future in up to four equal installments.

(a)(4)	Disclosure of Securities Ownership

The information below is as of November 30, 2021

Name	Dollar ($) Range of Fund Shares Beneficially Owned
Anthony Felton	None
Adam H. Brown	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 3, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 3, 2022

* Print the name and title of each signing officer under his or her signature.